Exhibit 4
                                                                       ---------


                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Class B Common Stock, par value $0.25 per share, of Heller Financial, Inc. is being filed on behalf of each of the undersigned under the Securities Exchange Act of 1934, as amended. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  August 9, 2001


                                    HAWK ACQUISITION CORP.


                                    By:     /s/ Nancy E. Barton
                                       ----------------------------------------
                                    Name: Nancy E. Barton
                                    Title: Vice President

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:     /s/ Nancy E. Barton
                                       ----------------------------------------
                                    Name: Nancy E. Barton
                                    Title: Senior Vice President

                                    GENERAL ELECTRIC CAPITAL SERVICES, INC.


                                    By:     /s/ Nancy E. Barton
                                       ----------------------------------------
                                    Name: Nancy E. Barton
                                    Title: Senior Vice President

                                    GENERAL ELECTRIC COMPANY


                                    By:     /s/ Nancy E. Barton               *
                                       ----------------------------------------
                                    Name: Nancy E. Barton
                                    Title: Attorney-In-Fact


* Power of attorney, dated as of February 22, 2000, by General Electric Company is hereby incorporated by reference to Schedule 13D for Luxtec Corporation, filed March 12, 2001 by GE Capital Equity Investments, Inc.





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